Exhibit 10.3.1

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment”) is made as of the 30th day of September, 2017, by and among CANTERBURY PARK ENTERTAINMENT LLC, a Minnesota limited liability company (the “Borrower”), CANTERBURY PARK HOLDING CORPORATION, a Minnesota corporation (the “Guarantor”), CANTERBURY PARK CONCESSIONS, INC., a Minnesota corporation (“Canterbury Concessions”), and BREMER BANK, NATIONAL ASSOCIATION, a national banking association (the “Lender”).

WITNESSETH:

WHEREAS, the Borrower and the Lender are parties to that certain General Credit and Security Agreement dated as of November 14, 2016 (the “Credit Agreement”), which sets forth the terms and conditions of a revolving line of credit to the Borrower in the amount of Six Million and 00/100 Dollars ($6,000,000.00) (the “Loan”); and

WHEREAS, the obligation of the Borrower to repay the Loan is evidenced by that certain Revolving Credit Note dated as of November 14, 2016 (the “Note”), executed by the Borrower and payable to the Lender in the original principal amount of $6,000,000.00; and

WHEREAS, the Note is secured by, among other things, that certain Third Party Security Agreement dated as of November 14, 2016 (the “Security Agreement”), executed by Canterbury Concessions, as debtor, in favor of the Lender, as secured party; and

WHEREAS, the Note has been guaranteed by the Guarantor pursuant to that certain Corporate Guaranty dated as of November 14, 2016 (the “Guaranty”), executed by the Guarantor in favor of the Lender; and

WHEREAS, the Borrower has requested that the Lender (i) extend the Maturity Date of the Loan from September 30, 2017 to September 30, 2018, and (ii) make certain other modifications to the Credit Agreement; and

WHEREAS, the Lender has agreed to the foregoing, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                  Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

2.                  Amendments to the Credit Agreement.

A.                The definition of “Maturity Date” in Section 2 of the Credit Agreement is hereby amended by deleting the date “September 30, 2017” and replacing it with the date “September 30, 2018,” thereby extending the Maturity Date to such later date.

B.                 Section 18(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(e)       Enter into a new business or purchase or otherwise acquire any business enterprise or any substantial assets of any person or entity; or make any loans to any person or entity except for (i) loans and advances to officers for expenses to be incurred in the ordinary course of business so long as the aggregate outstanding principal amount thereof does not exceed $10,000.00 at any time; or (ii) purchase any shares of stock of, or similar investment in, any entity; or (iii) loans to Borrower’s subsidiaries or entities under common control with Borrower in an aggregate amount of not greater than $5,000,000 at any time.

3.                  Consent of and Reaffirmation of Guaranty. The Guarantor hereby consents to the terms of this Amendment, repeats and reaffirms each and all of its obligations under the Guaranty and agrees that the Guaranty guaranties repayment of, among other things, the Note and performance of all other obligations of the Borrower to the Lender.

4.                  Priority and Validity of the Security Agreement. Canterbury Concessions represents and warrants to the Lender that the Security Agreement grants to the Lender a valid and first priority security interest in the collateral described therein, and such security interest secures, among other things, all of the Borrower’s obligations under the Note, as defined in this Amendment, and will continue in full force and effect until the Note is satisfied in full.

5.                  Legal Representation. The Borrower, the Guarantor and Canterbury Concessions (collectively, the “Loan Parties”) hereby represent, warrant and agree that they have fully considered the terms of this Amendment and the documents related hereto and have had the opportunity to discuss this Amendment and the documents related hereto with their legal counsel, and that they are executing the same without any coercion or duress on the part of the Lender.

6.                  Authority. The Loan Parties hereby represent and warrant to the Lender that they have full power and authority to execute and deliver this Amendment and to incur and perform their obligations hereunder; the execution, delivery and performance by the Loan Parties of this Amendment will not violate any provision of the organizational documents of any of the Loan Parties, or any law, rule, regulation or court order or result in the breach of, constitute a default under, or create or give rise to any lien under, any indenture or other agreement or instrument to which the Loan Parties are a party or by which the Loan Parties or their properties may be bound or affected.

7.                  Original Terms. Except as expressly amended herein, the Credit Agreement, and the documents associated therewith (collectively, the “Loan Documents”), as modified by this Amendment, shall be and remain in full force and effect in accordance with their original terms.

8.                  No Waiver. The Loan Parties hereby acknowledge and agree that, by executing and delivering this Amendment, the Lender is not waiving any existing Event of Default, whether known or unknown, or any event, condition or circumstance, whether known or unknown, which with the giving of notice or the passage of time or both would constitute an Event of Default, nor is the Lender waiving any of its rights or remedies under the Loan Documents.

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9.                  No Setoff. The Loan Parties acknowledge and agree with the Lender that no events, conditions or circumstances have arisen or exist as of the date hereof which would give any of the Loan Parties the right to assert a defense, counterclaim and/or setoff any claim by the Lender for payment of amounts owing under the Note. Any defense, right of setoff or counterclaim which might otherwise be available to the Loan Parties is hereby fully and finally waived and released in all respects.

10.              Merger. All prior oral and written communications, commitments, alleged commitments, promises, alleged promises, agreements, and alleged agreements by or among the Lender and the Loan Parties in connection with the Loan are hereby merged into the Loan Documents, as amended by this Amendment; shall be of no further force or effect; and shall not be enforceable unless expressly set forth in the Loan Documents, as amended by this Amendment. All commitments, promises, and agreements of the parties hereto are set forth in this Amendment and the Loan Documents and no other commitments, promises, or agreements, oral or written, of any of the parties hereto shall be enforceable against any such party.

11.              Release. The Loan Parties hereby release and forever discharge the Lender and its past, present and future officers, directors, attorneys, insurers, servants, representatives, employees, shareholders, subsidiaries, affiliates, participants, partners, predecessors, principals, agents, successors and assigns of and from any and all existing or future claims, demands, obligations, interests, suits, actions or causes of action, at law or in equity, whether arising by contract, statute, common law or otherwise, both direct and indirect, of whatsoever kind or nature, arising out of or by reason of or in connection with the Loan, the Loan Documents, this Amendment, any prior amendments or agreements or the documents related hereto or thereto or any acts, omissions, or conduct occurring on or before the date hereof.

12.              Costs and Expenses. The Borrower shall pay all costs and expenses, including attorneys’ fees paid or incurred by the Lender in connection with the preparation of this Amendment and the documents related hereto and the closing and consummation of the transaction contemplated hereby.

13.              Further Assurances. The Loan Parties hereby agree to execute and deliver such other further agreements, documents and instruments as is deemed necessary or advisable by the Lender in order to effectuate the purposes of this Amendment and the documents related hereto.

14.              No Default. The Loan Parties hereby represent and warrant to the Lender that no Event of Default, or event which with the giving of notice or the passage of time or both would constitute an Event of Default, has occurred and is continuing.

15.              Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

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16.              Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota without giving effect to the choice of law provisions thereof.

17.              Headings. The descriptive headings for the several sections of this Amendment are inserted for convenience only and not to define or limit any of the terms or provisions hereof.

18.              Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

IN WITNESS WHEREOF, the parties hereto have made and entered into this Amendment as of the day and year first above written.

[SIGNATURE PAGE FOLLOWS]

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[SIGNATURE PAGE TO AMENDMENT AGREEMENT]

BORROWER:

CANTERBURY PARK
ENTERTAINMENT LLC

By: /s/ Randall D. Sampson

Name: Randall D. Sampson

Its: President and CEO

GUARANTOR:

CANTERBURY PARK HOLDING CORPORATION, a Minnesota corporation

By: /s/ Randall D. Sampson

Name: Randall D. Sampson

Its: CEO

CANTERBURY CONCESSIONS:

CANTERBURY PARK CONCESSIONS INC.

By: /s/ Randall D. Sampson

Name: Randall D. Sampson

Its: CEO

LENDER:

BREMER BANK, NATIONAL ASSOCIATION

By: /s/ Laura Helmueller

Name: Laura Helmueller

Its: Senior Vice President